UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2007

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Advanced Resources Group, LTD.

(Exact name of registrant as specified in its charter)

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Nevada	000-27256	13-3858917
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

338 President Street, Saddlebrook, NJ 07663

(Address of Principal Executive Office) (Zip Code)

973-246-911

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On December 13, 2007, we engaged new auditors as our independent accountants to audit our financial statements. Our Board of Directors approved the change of accountants to Pollard-Kelley Auditing Services, Inc. (“Pollard-Kelley”).

During our 2007 fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Moore Stephens, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Moore Stephens, P.C., for the 2003 fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles except that Moore Stephens, P.C., expressed in their report substantial doubt about our ability to continue as a going concern.

We have engaged the firm of Pollard-Kelley, as of December 13, 2007. Pollard-Kelley was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADVANCED RESOURCES GROUP, LTD.

By:	/s/ Richard Dunning
Richard Dunning President

Date:  December 2, 2008

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